UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A INFORMATION

Consent Solicitation Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

MAGYAR BANCORP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials:

Magyar Bancorp, Inc.

400 Somerset Street

New Brunswick, New Jersey 08901

January 5, 2023

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Magyar Bancorp, Inc. Our Annual Meeting will be held at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, on February 16, 2023 at 2:00 p.m.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2022 Annual Report to Stockholders and our Proxy Statement at https://www.astproxyportal.com/ast/24418. On January 5, 2023, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote shares online. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

You may vote your shares by Internet, by telephone, by regular mail or in person at the Annual Meeting. Instructions regarding the various methods of voting are contained on the notice and on the Proxy Card.

The proxy materials describe the formal business to be transacted at the Annual Meeting. We will also report on the operations of the Company. Directors and officers of the Company will be available to answer any questions that you and other stockholders may have. Included in the materials is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of three directors and the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending September 30, 2023.

On behalf of the Board, we request that you vote your shares now, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted. Please vote your proxy to ensure that your shares are represented and voted for the matters presented at the Annual Meeting. Please help save the Company additional solicitation costs by voting your proxy today. Your vote is important.

Sincerely,

John S. Fitzgerald
President and Chief Executive Officer

Magyar Bancorp, Inc.

400 Somerset Street

New Brunswick, New Jersey 08901

(732) 342-7600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On February 16, 2023

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Magyar Bancorp, Inc., (the “Company”) will be held at State Theatre, 15 Livingston Ave, New Brunswick, New Jersey, 08901, Thursday, February 16, 2023 at 2:00 p.m., eastern time.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of three directors;
2.	The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending September 30, 2023; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board is not aware of any other such business.

Any action may be taken on the foregoing proposals at the Annual Meeting, including all adjournments thereof. Stockholders of record at the close of business on December 21, 2022 are the stockholders entitled to vote at the Annual Meeting. A list of stockholders entitled to vote will be available at 400 Somerset Street, New Brunswick, New Jersey 08901 for a period of ten days prior to the Annual Meeting and will also be available for inspection by stockholders for any legally valid purpose related to the Annual Meeting during the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting. Stockholders have a choice of voting by Proxy Card, telephone or the Internet, as described on your proxy card. Check your proxy card or the information forwarded by your broker, bank or other holder of record to see which options are available to you. Any stockholder of record present at the Annual Meeting may revoke his or her proxy and vote on any matter properly brought before the Annual Meeting.

Important Notice Regarding The Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on February 16, 2023. This Proxy Statement, Proxy Card and Magyar Bancorp, Inc.’s 2022 Annual Report to Stockholders are each available at https://www.astproxyportal.com/ast/24418.

New Brunswick, New Jersey	John Reissner
January 5, 2023	Corporate Secretary

MAGYAR BANCORP, INC.

PROXY STATEMENT FOR THE
2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on February 16, 2023

GENERAL INFORMATION

This Proxy Statement and the Annual Report to Stockholders are being furnished to the stockholders of Magyar Bancorp, Inc. (“Magyar Bancorp” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of Magyar Bancorp for use at the 2023 Annual Meeting of Stockholders. The Annual Meeting will be held on Thursday, February 16, 2023 at 2:00 p.m., at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, 08901. The term “Annual Meeting,” as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

This Proxy Statement is dated January 5, 2023 and is first being made available to stockholders on or about January 5, 2023.

The 2023 Annual Meeting of Stockholders
Date, Time and Place	The Annual Meeting of Stockholders will be held on Thursday, February 16, 2023, at 2:00 p.m., at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, 08901.
Record Date	December 21, 2022.
Shares Entitled to Vote	6,899,334 shares of Magyar Bancorp common stock were outstanding on the Record Date and are entitled to vote at the Annual Meeting.
Purpose of the Annual Meeting	To consider and vote on (i) the election of three directors, and (ii) the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending September 30, 2023.
Vote Required	Directors are elected by a plurality of votes cast, and without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld. The ratification of the appointment of RSM US LLP as independent registered public accounting firm will be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”
Board of Directors’
Recommendations	Your Board of Directors unanimously recommends that stockholders vote “FOR” the election of each director nominee listed in this Proxy Statement, and “FOR” the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending September 30, 2023.

Magyar Bancorp	Magyar Bancorp, a Delaware corporation, is the bank holding company for Magyar Bank, an FDIC-insured, New Jersey-chartered savings bank that operates seven full-service banking offices. At September 30, 2022, Magyar Bancorp had $798 million in total assets. Our principal executive offices are located at 400 Somerset Street, New Brunswick, New Jersey 08901, and our telephone number is (732) 342-7600.

Who Can Vote

The Board of Directors has fixed December 21, 2022 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Magyar Bancorp common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the Annual Meeting. On December 21, 2022, 6,899,334 shares of Magyar Bancorp common stock were outstanding and held by approximately 468 holders of record. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Magyar Bancorp common stock is necessary to constitute a quorum at the Annual Meeting.

How Many Votes You Have

Each holder of shares of Magyar Bancorp common stock outstanding will be entitled to one vote for each share held of record. However, Magyar Bancorp’s certificate of incorporation provides that stockholders of record who beneficially own in excess of 10% of the then outstanding shares of common stock of Magyar Bancorp are not entitled to any vote with respect to the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate, as well as by any person acting in concert with such person or entity.

Matters to Be Considered

The matters to be considered at the Annual Meeting are the election of three directors and the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending September 30, 2023.

You also may be asked to vote on a proposal to adjourn or postpone the Annual Meeting. Magyar Bancorp could use any adjournment or postponement for the purpose, among others, of allowing additional time to solicit proxies.

How to Vote

We are making our proxy materials available to our stockholders on the Internet. You may read, print and download our Annual Report to Stockholders and our Proxy Statement at https://www.astproxyportal.com/ast/24418. On or about January 5, 2023, we mailed a notice to stockholders containing instructions on how to access our proxy materials and vote online. On an ongoing basis, stockholders may request proxy materials in printed form by mail, or electronically by email.

You may vote your shares by Internet, by telephone, by regular mail or in person at the Annual Meeting. Each of these voting options is described in the notice and the Proxy Card. You should complete and return your Proxy Card, or vote using the Internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment of the Annual Meeting, regardless of whether you plan to attend. If you return an executed Proxy Card without marking your instructions, your executed Proxy Card will be voted “FOR” the election of the three director nominees named in this Proxy Statement, and “FOR” the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending September 30, 2023.

Stockholders whose shares are held in the name of a broker, bank or other holder of record must vote in the manner directed by such holder. Check your Proxy Card or the information forwarded by your broker, bank or other holder of record to see which options are available to you.

The Board of Directors is currently unaware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies on the Proxy Card in their best judgment.

Participants in Magyar Bancorp Benefit Plans

If you are a participant in the Magyar Bank Employee Stock Ownership Plan, the Magyar Bank 401(k) Profit Sharing Plan, or another benefit plan through which you own shares of Magyar Bancorp common stock, you will receive voting instruction forms with respect to shares you may vote under the plans. Although the trustee or administrator votes all shares held by the plan, each participant may direct the trustee or administrator how to vote the shares of Magyar Bancorp common stock allocated to his or her plan account. If you own shares through any of these plans and do not vote, the respective plan trustees or administrators will vote the shares in accordance with the terms of the respective plans.

Quorum and Vote Required

The presence, at the Annual Meeting or by properly executed proxy, of the holders of a majority of the outstanding shares of Magyar Bancorp common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Directors are elected by a plurality of votes cast, and without regard to either broker non-votes or proxies as to which authority to vote for the nominee being proposed is “WITHHELD.”

The ratification of the appointment of RSM US LLP as our independent registered public accounting firm will be determined by a majority of the votes cast, and without regard to broker non-votes or proxies marked “ABSTAIN.”

In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:

•	submitting written notice of revocation to the Corporate Secretary of Magyar Bancorp prior to the voting of such proxy;
•	submitting a properly executed proxy bearing a later date;
•	using the Internet or telephone voting options explained on the Proxy Card; or
•	voting in person at the Annual Meeting; however, simply attending the Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

Magyar Bancorp, Inc.

400 Somerset Street

New Brunswick, New Jersey 08901

Attention:   John Reissner

Corporate Secretary

If your shares are held in street name, your broker votes your shares and you should follow your broker's instructions regarding the revocation of proxies.

Solicitation of Proxies

Magyar Bancorp will bear the entire cost of soliciting proxies from you. In addition to the solicitation of proxies by mail, Magyar Bancorp will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of Magyar Bancorp common stock and secure their voting instructions. Magyarmay also use several of its regular employees, who will not be specially compensated, to solicit proxies from stockholders, personally or by telephone, email or letter.

Security Ownership of Certain Beneficial Owners and Management

Persons and groups who beneficially own in excess of five percent of the issued and outstanding shares of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”). The following table sets forth, as of December 21, 2022, certain information regarding persons who beneficially owned more than five percent of the Company’s issued and outstanding shares of common stock:

Principal Stockholders

Name and Address of Beneficial Owners	Number of Shares Owned and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding(1)

M3 Funds, LLC 10 Exchange Place Suite 510 Salt Lake City, UT 84111	529,176(2)	7.67%
Magyar Bank Employee Stock Ownership Plan (“ESOP”) 400 Somerset St New Brunswick, NJ 08901	490,260	7.11%
PL Capital, LLC 20 E. Jefferson Avenue Suite 22 Naperville, IL 60540	369,451(3)	5.35%

(1)	Based on 6,899,334 shares of Magyar Bancorp common stock outstanding on December 21, 2022.
(2)	Based on a Schedule 13G/A filed by M3 Funds, LLC with the SEC on February 10, 2022.
(3)	Based on a Schedule 13D filed jointly by PL Capital Advisors, LLC, Richard J. Lashley, John W. Palmer, Beth R. Lashley, Lashley Family 2011 Trust and Lashley Family 2012 Trust with the SEC on September 20, 2022

Management

The following table sets forth information about the shares of Magyar Bancorp common stock owned by each nominee for election as director, each incumbent director, each Magyar Bancorp executive officer, and all nominees, incumbent directors and executive officers as a group, as of December 21, 2022.

Names	Age	Position(s) Held in the Company	Shares Owned Directly and Indirectly(1)(2)	Percent of Class(10)
NOMINEES

Susan Eisenhauer	66	Director	2,000	*
Maureen Ruane	61	Director	0	*
Edward C. Stokes, III(3)	74	Director	64,030	*
DIRECTORS CONTINUING IN OFFICE
Jon R. Ansari(4)	48	Executive Vice President and Chief Financial Officer and Director	110,796	1.6
John S. Fitzgerald(5)	58	President, Chief Executive Officer and Director	142,765	2.1
Andrew G. Hodulik, CPA(6)	66	Vice Chairman of the Board	33,519	*

Thomas Lankey(7)	62	Chairman of the Board	44,022	*
Michael F. Lombardi.	74	Director	164,720	2.4

Joseph A. Yelencsics(8)	68	Director	32,965	*
EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

Peter M. Brown(9)	58	Senior Vice President and Chief Lending Officer	21,263	*
All directors and executive officers as a group (10 persons)			616,080(10)	8.9%

* Less than 1% (footnotes below)

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Magyar Bancorp common stock if the person has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from December 21, 2022. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Magyar Bancorp common stock
(2)	Unless otherwise indicated, each person effectively exercises sole, or shared with spouse, voting and dispositive power as to the shares reported.
(3)	Includes 7,820 shares of restricted stock awards granted August 26, 2022 which vest over 5 years commencing August 26, 2023.
(4)	Includes 25,000 shares of restricted stock awards granted September 22, 2022 which vest over 5 years commencing September 22, 2023 through the 2022 Equity Incentive Plan, 23,943 shares owned through the Magyar Bank 401(k) Profit Sharing Plan and 13,896 shares allocated in the Magyar Bank Employee Stock Ownership Plan (“ESOP”).
(5)	Includes 32,120 shares of restricted stock awards granted September 22, 2022 which vest over 5 years commencing September 22, 2023 through the 2022 Equity Incentive Plan, 37,510 shares owned through the Magyar Bank 401(k) Profit Sharing Plan and 13,976 shares allocated in the Magyar Bank Employee Stock Ownership Plan (“ESOP”).
(6)	Includes 7,820 shares of restricted stock awards granted August 26, 2022 which vest over 5 years commencing August 26, 2023.
(7)	Includes 7,820 shares of restricted stock awards granted August 26, 2022 which vest over 5 years commencing August 26, 2023.
(8)	Includes 7,820 shares of restricted stock awards granted August 26, 2022 which vest over 5 years commencing August 26, 2023.
(9)	Includes 14,000 shares of restricted stock awards granted September 22, 2022 which vest over 5 years commencing September 22, 2023 through the 2022 Equity Incentive Plan, 4,094 shares owned through the Magyar Bank 401(k) Profit Sharing Plan and 3,169 shares allocated in the Magyar Bank Employee Stock Ownership Plan (“ESOP”).
(10)	Based on 6,899,334 shares of Magyar Bancorp common stock outstanding as of December 21, 2022.

Stock Ownership and Retention Policy

The Board believes Directors and Executive Officers (defined as the Chief Executive Officer and Executive Vice Presidents) should have a financial investment in the Company. Each Director is expected to own at least $75,000 in common stock, based on original purchase value (excluding unexercised stock options), the Chief Executive Officer is expected to own at least $150,000 in common stock, based on original purchase value (excluding unexercised stock options), and each Executive Vice President is expected to own at least $50,000 in common stock, based on original purchase value (excluding unexercised stock options), within four years of being elected to the Board or appointed as an officer, as applicable. The ownership guidelines for Directors and Executive Officers are as follows:

		Value of Common Stock

•	Chief Executive Officer	$150,000
•	Directors	$ 75,000
•	Executive Vice Presidents	$ 50,000

Delinquent Section 16(a) Reports

The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s Proxy Statement of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company’s review of ownership reports, no officer or director failed to file ownership reports on a timely basis for the year ended September 30, 2022.

PROPOSAL I - ELECTION OF DIRECTORS

The Board of Directors currently consists of nine members and is divided into three classes, with one class of directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three-year term and until their successors are elected and shall qualify.

The Board has nominated Susan Eisenhauer, Maureen Ruane and Edward C. Stokes for election as directors at the Annual Meeting, each of whom has agreed to serve if so elected. Please refer to the sections entitled “Directors and Officers” and “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the nominees.

It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to a nominee) will be voted at the Annual Meeting “FOR” the election of the nominees. If a nominee is unable to serve, the shares represented by such proxies will be voted for the election of such substitute as the Board may recommend. At this time, the Board knows of no reason why any nominee would be unable to serve, if elected. There are no arrangements or understandings between any of the nominees and any other person pursuant to which such nominees were selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Directors and Executive Officers

Following is the business experience for at least the past five years of each of the Company’s directors and executive officers.

Director Nominees – to serve for a three-year period

Susan Eisenhauer. Ms. Eisenhauer is retired and was named a director of the Bank and the Company in September 2022. Prior to her retirement in 2017, from 2000-2017 Ms. Eisenhauer served as a Managing Director with Deloitte Tax, LLP, specializing in international tax and transfer pricing for multi-national enterprises. She worked in the field of corporate international tax for 37 years. Ms. Eisenhauer’s financial expertise and business background will bring valuable experience to the Company and the Bank in dealing with financial reporting and regulations.

Maureen Ruane. Ms. Ruane currently works for NJ Community Solutions, LLC, located in Clifton, New Jersey. Previously, she worked for the Township of Edison where she spent 11 years as the Township’s Business Administrator. She was named a director of the Bank and the Company in September 2022. Ms. Ruane’s knowledge of the Bank’s local market, financial acumen and strong connections within central New Jersey strengthen the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills and other qualities that are beneficial to the Company and the Bank.

Edward C. Stokes, III. Mr. Stokes is the managing partner of the law firm of Stokes and Throckmorton. He is also the General Counsel of Magyar Bank. He has been a director of the Bank since 2001 and of the Company since its inception in 2005. As an experienced attorney, Mr. Stokes brings to the Board a unique and valuable perspective on legal and legal-related issues that may arise in the operations of the Bank and the Company.

Continuing Directors

Terms to Expire Following Fiscal Year Ending September 30, 2023

Jon R. Ansari, MBA. Mr. Ansari is the Executive Vice President and Chief Financial Officer of Magyar Bank and of the Company. He has been a director of the Bank and of the Company since 2017. Mr. Ansari joined Magyar Bank in July 1999. Prior to being appointed to his current position in June 2005, Mr. Ansari held various financial positions of increasing responsibility at Magyar Bank, including Vice President of Finance, Controller, Assistant Controller and Accountant. Mr. Ansari’s background and extensive experience in operations, finance and accounting and knowledge of local markets provides a valuable resource to the Board of Directors.

Andrew G. Hodulik, CPA. Mr. Hodulik is a certified public accountant with the accounting firm of Hodulik & Morrison, P.A., a division of PKF O’Connor Davies. He has been a director of the Bank since 1995 and of the Company since its inception in 2005. As a certified public accountant and partner in an accounting firm, Mr. Hodulik brings to the Board of Directors valuable experience in dealing with accounting principles, internal controls and financial reporting rules and regulations.

Michael F. Lombardi. Mr. Lombardi is President and Senior Attorney with Lombardi & Lombardi, P.A. based in Edison, New Jersey. He was named a director of the Bank and the Company in September 2022. In addition to being a practicing attorney, Mr. Lombardi is currently a Director with Chef’s International and a managing member of several real estate holding companies and a residential construction company. Mr. Lombardi previously served on the Boards of Enterprise Bank and SB One Bank. Mr. Lombardi’s prior experience with serving on the boards of financial institutions, combined with his knowledge of the local market and business acumen, enhance the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills and other qualities that are beneficial to the Company and the Bank.

Term to Expire Following Fiscal Year Ending September 30, 2024

John S. Fitzgerald. Mr. Fitzgerald is President and Chief Executive Officer of the Company and the Bank, positions he has held since 2010. Prior to these appointments, Mr. Fitzgerald served as the Executive Vice President and Chief Operating Officer of Magyar Bank and of the Company since October 2007. Mr. Fitzgerald joined Magyar Bank in June 2001. Mr. Fitzgerald has over 30 years of experience in the banking industry. As Chief Executive Officer, Mr. Fitzgerald’s experience in leading the Company and the Bank and his responsibilities for the strategic direction and management of the Company’s day-to-day operations brings broad industry and specific institutional knowledge and experience to the Board of Directors.

Thomas Lankey. Mr. Lankey is Vice President with Hackensack Meridian Health. Mr. Lankey’s first cousin is Joseph Yelencsics, who is also a director. He has been a director of the Bank since 1994 and of the Company since its inception in 2005. Mr. Lankey’s experience in various senior management roles and expertise in compensation and healthcare management brings to the Board valuable experience and perspective and other qualities that are beneficial to the Company.

Joseph A. Yelencsics. Mr. Yelencsics is a private investor. He was a part owner of Bristol Motors, Inc., an automobile dealership. Mr. Yelencsics is the first cousin of Thomas Lankey, who is also a director. He has been a director of the Bank since 2000 and of the Company since its inception in 2005. Mr. Yelencsics’ experience as owner and operator of his own company brings valuable leadership and business skills that meet the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills and other qualities that are beneficial to the Company.

Executive Officers of the Company and the Bank Who Are Not Directors

Peter M. Brown. Mr. Brown is the Senior Vice President and Chief Lending Officer of Magyar Bank and the Company, positions he has held since July 2019.  Prior to these appointments, Mr. Brown served as Magyar Bank’s Vice President, Commercial Lending Officer since joining Magyar Bank in 2013. Prior to joining Magyar Bank, Mr. Brown served as President/CEO of Manasquan Savings Bank and has over 30 years of banking experience.

Corporate Governance

Magyar Bancorp is committed to maintaining sound corporate governance principles and the highest standards of ethical conduct and is in compliance with applicable corporate governance laws and regulations.

Board Independence

The Board has determined that each member of the Board of Directors, with the exception of Messrs. Fitzgerald and Ansari, is an “independent director” within the meaning of the NASDAQ corporate governance listing standards and the Company’s corporate governance policies. Neither Messrs. Fitzgerald nor Ansari is independent because they are executive officers of the Company and the Bank. In determining the independence of the directors, the Board of Directors considered (i) $50,004 in legal fees paid by Magyar Bank during the year ended September 30, 2022 to a law firm for which Director Stokes serves as a partner, and (ii) the loans outstanding to individual directors made in compliance with applicable banking regulations.

Attendance at Annual Meetings of Stockholders

Magyar Bancorp does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable scheduling conflicts. All individuals who were on the Board of Directors at the time of the meeting attended the 2022 Annual Meeting of Stockholders.

Board Meetings and Committees

The Board of Directors of Magyar Bancorp met thirteen times while the Board of Directors of Magyar Bank met thirteen times, during the fiscal year ended September 30, 2022. No director attended fewer than 75% in the aggregate of the total number of Board meetings held and the total number of committee meetings on which the director served during fiscal 2022, including Board and committee meetings of the Company and the Bank. Executive sessions of the independent directors are regularly scheduled.

The Company has four standing Board committees: Nominating and Corporate Governance Committee; Audit Committee; Compensation Committee; and Executive Committee.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for recommending the following to the Board: director nominees, director committee structure and membership, and corporate governance guidelines. The Nominating and Corporate Governance Committee is also responsible for the determination of director independence as defined by NASDAQ corporate governance listing standards. Each member of the Nominating and Corporate Governance Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on the Company’s website at www.magbank.com. The Nominating and Corporate Governance Committee currently consists of Directors Hodulik, Lombardi, Stokes and Yelencsics.

Audit Committee. The Audit Committee is responsible for overseeing the financial reporting, internal control and internal and external audit processes. This responsibility includes reviewing reports filed with the SEC, the internal audit function, the audit plan and performance of the internal auditor, as well as appointing, overseeing and evaluating the independent registered public accounting firm. The Audit Committee is also responsible for reviewing and approving related party transactions that require proxy statement disclosure. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board believes that Director Hodulik qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC. The Board has adopted a written charter for the Audit Committee, which is available on the Company’s website at www.magbank.com. The report of the Audit Committee is included elsewhere in this Proxy Statement. The Audit Committee currently consists of Directors Hodulik, Eisenhauer, Lankey and Yelencsics.

Compensation Committee. The Compensation Committee is responsible for recommending to the Board the compensation of the Chief Executive Officer and executive management, reviewing and administering overall compensation policy, reviewing performance measures and goals, administering stock-based compensation plans, approving benefit programs, establishing compensation of directors and other matters of personnel policy and practice. Each member of the Compensation Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board has adopted a written charter for the Compensation Committee, which is available at the Company’s website at www.magbank.com. The Compensation Committee currently consists of Directors Lankey, Hodulik, Ruane and Yelencsics.

Executive Committee. The Executive Committee is authorized to act, with some exceptions, with the same authority as the Board of Directors of Magyar Bancorp between meetings of the Board. The Board has adopted a written charter for the Executive Committee, which is available at the Company’s website at www.magbank.com. The Executive Committee is comprised of Directors Fitzgerald, Lankey, Hodulik, Stokes and Yelenscics.

Committee Membership.

The following chart provides information about Board committee membership and the number of meetings that each committee held in fiscal 2022:

Names	Nominating and Corporate Governance Committee	Audit Committee	Compensation Committee	Executive Committee
Director (1)
Susan Eisenhauer(3)
Andrew G. Hodulik, CPA		X	X	X
Thomas Lankey		X	X	X
Michael F. Lombardi(3)
Maureen Ruane(3)
Edward C. Stokes, III	X			X
Joseph A. Yelencsics	X	X	X
John S. Fitzgerald(2)				X
Jon R. Ansari(2)
Number of meetings in fiscal 2022	2	4	4	0

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(1)	The Chairman of the Board is an ex officio member of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee.
(2)	John Fitzgerald is an officer of the Company and, with the exception of the Executive Committee, is not a member of the Board Committees listed. Jon Ansari is also an officer of the Company, and is not a member of the Board Committees listed.
(3)	Ms. Eisenhauer, Mr. Lombardi, and Ms. Ruane were elected to the Board of Directors on September 22, 2022 and did not serve on any committees during fiscal year 2022.

Code of Ethics and Business Conduct

The Board has adopted a code of ethics and business conduct for employees, including the principal executive officer, principal financial officer, principal accounting officer and all persons performing similar functions. This code is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. This document is available on the Company’s website at www.magbank.com. Amendments to and waivers from the code of ethics and business conduct will be disclosed on the Company’s website.

As a mechanism to encourage compliance with the code of ethics and business conduct, the Company has established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The code of ethics and business conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the code of ethics and business conduct.

Board Leadership Structure

The Board of Directors has separated the position of Chairman of the Board from the position of Chief Executive Officer. The Board of Directors believes this structure provides an efficient and effective leadership model for the Company. Separating the Chairman of the Board and Chief Executive Officer

positions fosters clear accountability, effective decision-making, and alignment on corporate strategy. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. The Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the full Board of Directors. The Chairman of the Board also leads regularly scheduled executive sessions of the Board.

To assure effective independent oversight, the Board has adopted a number of governance practices to enhance its independence, including holding regularly scheduled executive sessions of the independent directors. In addition, the Compensation Committee, comprised solely of independent directors, conducts performance evaluations of the Chief Executive Officer. The Board, in conjunction with the Nominating and Corporate Governance Committee, which is comprised solely of independent directors, regularly reviews the Board’s leadership structure.

Board’s Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from the members of the Company’s senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic, cyber and reputational risks. The Board of Directors (or the appropriate Board committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization, which enables the Board or the appropriate Board committee to identify, mitigate and monitor the material business risks of the Company. When a committee is charged with management of a particular risk, the Chairman of the committee reports risk-related matters addressed by the committee at the next meeting of the full Board of Directors. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Board Nominations

The Nominating and Corporate Governance Committee identifies nominees by evaluating the current members of the Board willing to continue in service. Current members of the Board with the skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board members and may consider candidates submitted by stockholders. In addition, the Nominating and Corporate Governance Committee is authorized by its charter, to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with those of the Company;

•	has experiences and achievements that have given him/her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his/her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee may weight the foregoing criteria differently in different situations, depending on the composition of the Board of Directors at the time.

The Nominating and Corporate Governance Committee will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s shareholders, employees, customers and communities. We do not maintain a specific diversity policy, but the diversity of the Board of Directors is considered in our review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” as defined in the NASDAQ Listing Standards, and, if a candidate with financial and accounting expertise is sought for service on the Audit Committee, whether the individual qualifies as an “audit committee financial expert.”

Board Diversity

Nasdaq’s Board Diversity Rule is a disclosure standard designed to encourage a minimum board diversity objective for companies and provide stakeholders with consistent, comparable disclosures concerning a company’s current board composition. The table below indicates the composition of our current Board members.

Total Number of Directors		9
Gender	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	7
Number of Directors who identify in any of the categories below:
African American or Black
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	7
Two or More Races or Ethnicities
LBGTQ+
Did not disclose demographic background

Procedures for the Consideration of Board Candidates Submitted by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the consideration of Board candidates submitted by stockholders. Stockholders can submit the names of candidates for director by writing to the Corporate Secretary at Magyar Bancorp, Inc., 400 Somerset Street, New Brunswick, New Jersey 08901. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;
•	the name and address of the nominating stockholder as he/she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);
•	the name, address and contact information for the nominated candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);
•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;
•	a statement detailing any relationship between the candidate and the Company and between the candidate and any customer, supplier or competitor of the Company;
•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and
•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

The afore-mentioned procedures are required for Board consideration of a stockholder-submitted candidate. Separately, a nomination submitted by a stockholder for presentation by the stockholder at an Annual Meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be Conducted at an Annual Meeting.”

Stockholder Communications with the Board

A stockholder of the Company who wants to communicate with the Board or with any individual director can write to the Corporate Secretary at Magyar Bancorp, Inc., 400 Somerset Street, New Brunswick, New Jersey 08901. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chairman of the Board will:

•	forward the communication to the director(s) to whom it is addressed;
•	handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or
•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, a summary of all communications received since the last meeting will be presented and those communications will be made available to the directors upon request.

Transactions with Certain Related Persons

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Magyar Bank. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company’s directors and officers are made in conformity with the Federal Reserve Act and Regulation O.

Federal law and regulation generally require that all loans or extensions of credit to executive officers and directors of a bank be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, applicable regulations permit executive officers and directors to receive the same terms through loan programs that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Magyar Bank extends loans to its executive officers and directors on the same terms as available to all employees, in compliance with these regulations.

The Company offers a 1% reduction to its publicly available interest rates on loans to employees and directors of the Bank. All such loans to the Company’s directors and executive officers are made subject to the Bank’s credit standards and are subject to approval by the Bank’s Board of Directors. Information regarding the transactions that involved more than $120,000 for the period October 1, 2021 through September 30, 2022 is presented in the following table.

Name	Position Held in the Company	Largest Aggregate Amount Outstanding During Period	Amount Outstanding at September 30, 2022	Interest Rate	Amount of Principal Paid During the Year	Amount of Interest Paid During the Year
Edward C. Stokes, III	Director	$681,000	$670,971	2.125%	$10,029	$9,573

Employee, Officer and Director Hedging

The Company does not have anti-hedging policies or procedures that are applicable to its directors, executive officers or employees who are not executive officers and as such, hedging transactions are not prohibited.

The information provided under this Employee, Officer and Director Hedging section shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

The Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2022;
•	met with the Company’s Chief Executive Officer, Chief Financial Officer, internal auditors and the independent registered public accounting firm, both together and in separate executive sessions, to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

•	discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC;
•	received the written disclosures from the independent registered public accounting firm required by the PCAOB, and discussed with the independent registered public accounting firm its independence from the Company; and
•	pre-approved all audit, audit related and other services to be provided by the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 and be filed with the SEC.

The Audit Committee

Andrew G. Hodulik, CPA (Chairman)

Thomas Lankey

Joseph A. Yelencsics

Susan Eisehnhauer

Executive Compensation

Determination of Executive Compensation

The Company’s philosophy is to align executive compensation with the interests of its stockholders and to determine appropriate compensation levels that will enable it to meet the following objectives:

•	To attract, retain and motivate an experienced, competent executive management team;

•	To reward the executive management team for the enhancement of stockholder value based on annual earnings performance and the market price of the Company’s stock;

•	To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•	To encourage ownership of the Company’s common stock through stock-based compensation; and

•	To maintain compensation levels that are competitive with other financial institutions, and particularly those in the Company’s peer group based on asset size and market area.

The Company considers a number of factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of the Company and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Company also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer. The Board of Directors and the Chief Executive Officer review the same information in connection with this recommendation.

The base salary levels for the Company’s executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for the given executive officer. In setting salaries for fiscal year 2022, the Board of Directors utilized bank compensation surveys compiled by the American Bankers Association as well as other survey data prepared by trade groups and independent benefit consultants. Additionally, the Compensation Committee engaged Newcleus Compensation Advisors to assist in establishing executive compensation in fiscal year 2022. The purpose of this engagement was to review compensation for the named executive officers of the Company and assist with compensation and benefit decisions for the future and ensure its compensation practices are competitive in terms of pay and benefits within the industry. In setting the base salaries, the Board of Directors also considered a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

Summary Compensation Table. The following table sets forth, for the fiscal years ended September 30, 2022 and 2021, certain information as to the total remuneration paid by Magyar Bank to its Chief Executive Officer as well as to the two most highly compensated executive officers of Magyar Bank, other than the Chief Executive Officer, who received total salary and bonus in excess of $100,000. Each of the individuals listed in the table below is referred to as a “Named Executive Officer.”

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($) (1)	Stock award s ($) (2)	Option awards ($) (2)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(3)	Total ($)
John S. Fitzgerald President and Chief Executive Officer	2022 2021	498.077 474,453	300,000 155,000	407,924 —	273,000 —	— —	— —	307,540 284,510	1,786,541 913,963
Jon R. Ansari Executive Vice President and Chief Financial Officer	2022 2021	367,096 345,161	200,000 110,000	317,500 —	182,000 —	— —	— —	124,282 116,267	1,190,878 571,428
Peter Brown Senior Vice President and Chief Lending Officer	2022 2021	207,118 195,732	60,000 25,000	177,800 —	136,500 —	— —	— —	28,673 27,816	610,091 248,548
(1)	Bonus reflects payment made in Fiscal Year 2022 based on 2021 performance
(2)	These amounts represent the aggregate grant data fair value for outstanding stock option or restricted stock awards granted during the year indicated computed in accordance with FASB ASC Topic 718. The assumptions used to determine the value of stock option and restricted stock awards are described in Note C – Stock Based Compensation and Stock Repurchase Program of the notes to the consolidated financial statements included in the Magyar Bancorp, Inc. Annual Report on Form 10-K for the year ended September 30, 2022. For stock option awards, amounts reported are grant date fair values computed based upon the Black-Scholes option valuation model, which estimated the present dollar value of Magyar Bancorp, Inc.’s common stock options at the time of the grant. The actual value, if any, that may be realized will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value realized by an executive officer will be at or near the value shown above.
(3)	Includes payments during fiscal year 2022 for the following:

Name	Fiscal Year	401(k) Plan ($)	Supplemental Executive Retirement Plan ($)	Disability/Life/AD&D/ LTD/Long Term Care Insurance ($)	Automobile Allowance ($)	Directors Fees($)	Medical & Dental Insurance ($)	Country Club Dues & Fees ($)	ESOP ($)(*)	Total Other Compensation ($)
John S. Fitzgerald	2022	17,565	227,791	4,397	15,105	16,000	218	21,156	5,308	307,540
Jon R. Ansari	2022	11,953	72,736	3,586	—	16,000	14,699	—	5,308	124,282
Peter Brown	2022	7,361	—	900	—	—	15,664	—	4,748	28,673

*Dollar amounts shown for the ESOP reflect the fair market value at fiscal year end of the shares of common stock allocated in that fiscal year to each officer pursuant to the ESOP

Benefit Plans

Employment Agreements. On March 12, 2021, Magyar Bancorp entered into updated employment agreements, effective March 12, 2021, with John S. Fitzgerald, President and Chief Executive Officer of Magyar Bancorp and Magyar Bank and Jon Ansari, Executive Vice President and Chief Financial Officer of Magyar Bancorp and Magyar Bank. Mr. Fitzgerald’s agreement has an initial term of 36 calendar months and Mr. Ansari’s agreement has an initial term of 24 calendar months. Commencing on the first anniversary of the effective date, and continuing on each annual anniversary thereafter, the agreements renew for an additional period such that the remaining term is 36 months for Mr. Fitzgerald and 24 months for Mr. Ansari, unless written notice of non-renewal is provided.

Under the agreements, the current base salary of Mr. Fitzgerald is $505,000 per year and for Mr. Ansari is $372,000 per year. The base salary may be increased but not decreased. In addition, Mr. Fitzgerald and Mr. Ansari are entitled to participate, at no cost to the executives, in all benefit plans provided uniformly to other permanent full-time employees of Magyar Bank. Each of Mr. Fitzgerald and Mr. Ansari will be provided with the business and personal use of an automobile (which will be owned or leased by Magyar Bancorp) and Magyar Bancorp will pay for Mr. Fitzgerald’s Country Club membership.

If Mr. Fitzgerald or Mr. Ansari voluntarily terminate their employment, or their employment is terminated for cause, no benefits are provided under either executive’s employment agreement. In the event of (i) the involuntary termination of the executive’s employment for any reason other than termination for cause, disability or retirement, or (ii) the executive resigns upon the occurrence of certain events constituting “constructive termination,” including failure to reelect or reappoint the executive to his current position, a material reduction in his duties, functions or responsibilities, a relocation of executive’s principal place of employment by more than 35 miles from the corporate office (without executive’s consent), a material reduction in the benefits or perquisites provided to the executive from those being provided as of the effective date of the agreement (other than a reduction that is part of a bank-wide reduction in pay or benefits) or a breach by Magyar Bancorp of the agreement, the executive would be entitled to a severance benefit. Mr. Fitzgerald would be entitled to a cash severance payment equal to three times his then base salary and Mr. Ansari would be entitled to a cash severance payment equal to two times his then base salary. In addition, each executive would be entitled to 24 months of employer-paid life insurance and non-taxable medical and dental coverage substantially identical to the coverage maintained for the executive prior to his termination. If one or more of these welfare benefits cannot be provided because the executive is no longer an employee or, due to certain rules or regulations or if providing such benefits would subject Magyar Bancorp or the executive to penalties, then Magyar Bancorp will make a cash payment to the executive equal to the value of such benefits, as determined by the premium otherwise paid for such coverage. Based on their current base salaries, in the event that the severance payment provisions of an executive’s employment agreement are triggered other than following a change in control, Mr. Fitzgerald would be entitled to a cash severance payment in the amount of approximately $1,515,000 and Mr. Ansari would be entitled to a cash severance benefit of $744,000.

If Mr. Fitzgerald’s or Mr. Ansari’s employment is involuntarily terminated at any time following a change in control of Magyar Bancorp or Magyar Bank, the executive would be entitled to a change in control severance benefit equal to three times, in the case of Mr. Fitzgerald, or two times, in the case of Mr. Ansari, the sum of his highest base salary plus the higher of the last year’s bonus(es) or the average annual bonuses over the prior three years. In addition, each executive would be entitled to 24 months of employer-paid life insurance and non-taxable medical and dental coverage substantially identical to the coverage maintained for the executive prior to his termination, under the same terms and conditions as set forth in the prior paragraph. Accordingly, in the event that these severance payment provisions of the employment agreement were triggered following a change in control occurring on the last day of the 2022 fiscal year (assuming the base salaries of the executives was as described above), Mr. Fitzgerald would have been entitled to a cash severance payment in the amount of approximately $2,415,000 and Mr. Ansari would have been entitled to a cash severance payment in the amount of approximately $1,144,000.

The updated employment agreements provide that in the event of an involuntary termination of employment without cause or a termination for good reason, other than following a change in control, for a period of one year following any termination of employment, the executive will not solicit employees to terminate his or her employment and accept employment or become affiliated with, or provide services to any business that competes with the business of Magyar Bancorp or Magyar Bank, or any of their direct or indirect subsidiaries or affiliates. The agreements also provide that, other than following a change in control, generally, the executives will not compete with Magyar Bank or Magyar Bancorp for a period of one year following their termination of employment with Magyar Bank or Magyar Bancorp by accepting employment with any competing financial institution with an office within twenty five (25) miles of a Magyar Bank office.

Change-in-Control Agreement. In December 2019, Magyar Bancorp and Magyar Bank entered into a one-year change-in-control agreement with Peter M. Brown, Senior Vice President and Chief Lending Officer of Magyar Bancorp and Magyar Bank. Following a change in control of Magyar Bancorp or Magyar Bank, Mr. Brown will be entitled under the agreement to a payment if his employment is terminated, other than for just cause, or if he voluntarily terminates his employment for good reason. Mr. Brown will have good reason to terminate if, without his written consent, he is not reappointed to the position he held immediately prior to the change in control, or he has a material reduction in his base salary and benefits, or a relocation of his principal place of employment by more than 30 miles from its location immediately prior to the change in control. In such event, Mr. Brown will be entitled to receive a cash severance payment equal to the sum of his base salary and the highest rate of bonus awarded to him during the prior three years, payable in a lump sum. In addition to the cash payment, Mr. Brown will be entitled to receive group health and medical coverage, at no cost, for a period of 12 months from the date of termination. Payments under the change in control agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986.

Outstanding Equity Awards at Year End. The following table provides information concerning unexercised options and stock awards that had not vested as of September 30, 2022 for the named executive officers.

	Option Awards				Stock Awards
	Number of	Number of
	Securities	Securities				Market Value
	Underlying	Underlying			Shares of	of Restricted
	Unexercised	Unexercised	Option	Option	Stock That	Stock
	Options (#)	Options (#)	Exercise	Expiration	Have Not	That Have Not
Name	Exercisable	Unexercisable(1)	Price ($)	Date	Vested (#)(1)	Vested ($)(2)
John S. Fitzgerald
2022 Equity Plan	—	60,000	$12.70	09/23/32	32,120	$395,718

John R. Ansari
2022 Equity Plan	—	40,000	12.70	09/23/32	25,000	308,000

Peter M. Brown
2022 Equity Plan	—	30,000	12.70	09/23/32	14,000	172,480

(1)	Represents restricted stock awards granted under the 2022 Equity Incentive Plan, which vest in five equal installments. The first installment vests on September 22, 2023.
(2)	Calculated using the fair market value of Magyar Bancorp, Inc.’s common stock as of September 30, 2022 ($12.32) multiplied by the number of shares of restricted stock held by the named executive officer on such date.

2022 Equity Incentive Plan. The Company’s stockholders approved the Magyar Bancorp, Inc. 2022 Equity Incentive Plan (the “Equity Incentive Plan”) which provides officers, employees, and directors of the Company and the Bank with additional incentives to promote the Company’s growth and performance. Most of the companies that the Company competes with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, the Company’s stockholders have given the Company flexibility needed to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of the Company’s common stock.

The Equity Incentive Plan authorizes the issuance or delivery to participants of up to 547,400 shares of the Company’s common stock pursuant to grants of incentive and non-qualified stock options and restricted stock awards. Of this number, the maximum number of shares of Company common stock that may be issued under the Equity Incentive Plan pursuant to the exercise of stock options is 391,000, and the maximum number of shares of Company common stock that may be issued as restricted stock awards is 156,400 shares. These amounts represent 10% and 4%, respectively, of the number of shares of common stock sold in the 2022 second-step conversion an stock offering.

The Equity Incentive Plan is administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has full power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations, and guidelines for carrying out the Equity Incentive Plan’s purpose; and (4) interpreting the provisions of the Equity Incentive Plan and any award agreement. The Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

The Company’s employees and outside directors are eligible to receive awards under the Equity Incentive Plan. Awards may be granted in a combination of restricted stock awards, incentive stock options, and nonqualified stock options. The exercise price of stock options granted under the Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Committee. Stock awards under the Equity Incentive Plan are granted only in whole shares of common stock. All shares of restricted stock and all stock option grants is subject to conditions established by the Committee that are set forth in the applicable award agreement.

No cash dividends will be paid on the restricted stock awards unless and until a recipient vests in the underlying share(s) of restricted stock. Upon the vesting of an award, any dividends declared but not paid during the vesting period will be paid within 30 days following the vesting date. Any stock dividends paid on shares subject to a restricted stock award will be subject to the same restrictions and will vest at the same time as the shares of underlying restricted stock. Unvested dividends will be forfeited to the same extent the underlying restricted stock is forfeited.

Defined Benefit Pension Plan. Magyar Bank sponsors the Magyar Savings Bank Retirement Plan, which is a qualified, tax-exempt defined benefit plan (the “Retirement Plan”). The Retirement Plan was frozen as to new accruals effective as of February 15, 2006. Magyar Bank annually contributes an amount to the plan necessary to satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The regular form of retirement benefit is a life annuity (if the participant is single) and a joint and survivor annuity (if the participant is married); however, various alternative forms of joint and survivor annuities may be selected instead. In the event a participant dies before his annuity starting date, death benefits will generally be paid to the participant’s surviving spouse in the form of a pre-retirement survivor annuity.

A participant who retires on his normal retirement date is entitled to an annual benefit equal to his accrued benefit based on a retirement benefit formula equal to the sum of 35% of the participant’s average annual compensation plus 22.75% of his average annual compensation in excess of covered compensation. However, participants who have earned less than 35 years of service at the end of the plan year in which they attain normal retirement age will be entitled to reduced benefits. The minimum amount of annual retirement benefit provided to participants who retire on their normal retirement date will be equal to 1.5% of the participant’s average annual compensation multiplied by the participant’s number of years of service, up to a maximum of 30 years.

Executive Supplemental Retirement Income Agreements. Magyar Bank adopted an Executive Supplemental Retirement Income Agreement for Jon Ansari and for John Fitzgerald effective as of January 1, 2006 (“2006 SERPs”). The 2006 SERPs are designed to provide an annual benefit to Mr. Ansari at age 65 of $141,143 and to Mr. Fitzgerald at age 65 of $102,362. For these purposes, Messrs. Ansari and Fitzgerald have each established a secular trust in connection with the adoption of the 2006 SERPs. In the fiscal year ended September 30, 2022, Magyar Bank contributed $40,895 and $43,792 to the secular trusts established for Mr. Ansari and Mr. Fitzgerald, respectively, under the 2006 SERP.

Magyar Bank adopted a second Executive Supplemental Retirement Income Agreement for Jon Ansari and John Fitzgerald effective as of May 23, 2019 (“2019 SERPs”). The 2019 SERPs are designed to provide an annual benefit to Mr. Ansari at age 65 of $78,681 and to Mr. Fitzgerald at age 65 of $160,923. In accordance with the 2019 SERPs, Magyar Bank will accrue for the benefit of each Executive with an accrued liability balance. In the fiscal year ended September 30, 2022, Magyar Bank accrued $31,841 and $184,000 for Mr. Ansari and Mr. Fitzgerald, respectively, under the 2019 SERP.

Director Fees

Each of the individuals who serves as a director of Magyar Bancorp also serves as a director of Magyar Bank. For serving as director of Magyar Bank, each director, with the exception of Mr. Fitzgerald and Mr. Ansari, earns director fees. Magyar Bank pays each director an annual retainer fee of $38,100. The Chairman of the Board of Directors receives an annual retainer fee of $79,800 and the Vice Chairman of the Board of Directors receives an annual retainer fee of $43,600. Each director, except Mr. Fitzgerald and Mr. Ansari, also receives a fee of $600 for each committee meeting attended. The chairman of the Audit Committee also receives an additional retainer fee of $5,000, and members of the Audit Committee are paid a fee of $1,200 for attendance at committee meetings. For serving as director of Magyar Bancorp, each director, including Mr. Fitzgerald and Mr. Ansari, receives an annual retainer fee of $16,000. Aggregate fees paid to directors by Magyar Bancorp and Magyar Bank were $388,400 for fiscal year 2022.

Directors’ Compensation

The following table sets forth for the year ended September 30, 2022 certain information as to the total remuneration paid to the Company’s directors other than Messrs. Fitzgerald and Ansari. Compensation paid to Mr. Fitzgerald and Mr. Ansari is included in “Executive Compensation—Summary Compensation Table.”

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Nonqualified deferred compensation earnings ($)(2)	All other compensation ($)	Total ($)

Andrew G. Hodulik	83,450	96,499	84,261	22,748	—	286,957
Thomas Lankey	115,550	96,499	84,261	3,449	—	299,759
Martin A. Lukacs, D.M.D.(3)	26,450	—	—	—	—	26,450
Edward C. Stokes, III	56,500	96,499	84,261	—	—	237,259
Joseph A. Yelencsics	74,450	96,499	84,261	—	—	255,209

________________

(1)	These amounts represent the aggregate grant data fair value for outstanding stock option or restricted stock awards granted during the year indicated computed in accordance with FASB ASC Topic 718. The assumptions used to determine the value of stock option and restricted stock awards are described in Note C – Stock Based Compensation and Stock Repurchase Program of the notes to the consolidated financial statements included in the Magyar Bancorp, Inc. Annual Report on Form 10-K for the year ended September 30, 2022. For stock option awards, amounts reported are grant date fair values computed based upon the Black-Scholes option valuation model, which estimated the present dollar value of Magyar Bancorp, Inc.’s common stock options at the time of the grant. The actual value, if any, that may be realized will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value realized by a Director will be at or near the value shown above.
(2)	Reflects the above-market earnings on the Director Supplemental Retirement Income And Deferred Compensation Agreements.
(3)	Martin Lukacs retired from the Board of Directors of the Company and the Bank on February 16, 2022.

Director Supplemental Retirement Income and Deferred Compensation Agreements. In 1996, Magyar Bank entered into Director Supplemental Retirement Income and Deferred Compensation Agreements with its directors, including Messrs. Andrew G. Hodulik, Thomas Lankey, Martin A. Lukacs, Edward C. Stokes, III, and Joseph A. Yelencsics, in order to provide retirement, disability and death benefits to such directors and their beneficiaries. The agreements were amended and restated effective January 1, 2006, in order to comply with changes in the tax laws under Section 409A of the Internal Revenue Code of 1986, as amended (“Code Section 409A”). The agreements with each director replaced a prior non-qualified deferred compensation plan under which each director deferred all or a portion of his or her board fees, committee fees and retainer, and such deferrals generated earnings at a 10% interest rate. Under the amended and restated agreements, each director makes an elective contribution equal to such director’s voluntary monthly pre-tax deferrals of board fees, committee fees and or retainer to a so-called secular trust (i.e., a trust where the individual is the grantor) established by such director with the assistance of Magyar Bank. Each such trust is referred to as a retirement income trust fund. In addition, Magyar Bank contributes an amount to the retirement income trust funds to supplement the directors’ deferrals, and replace the 10% interest that would have accrued under the prior nonqualified plan. Magyar Bank also makes a contribution, actuarially determined to be equal to the amount necessary to support the annual retirement benefit payable to the director once he reaches his benefit age, based upon a percentage of the director’s total board fees, committee fees and/or retainer in the twelve-month period prior to the date on which the director is entitled to receive retirement benefits.

Provided a director has served for at least five years, the director’s retirement benefit will be at least 50% of such board fees, committee fees and/or retainer, with a maximum retirement benefit of 60%, based on years of service. If a director serves less than five years at termination of service, the benefit to such director would be between 12.5% and 20% of such fees and/or retainer. Any director who serves as board chairman for a five-year term will be entitled to receive a maximum benefit equal to 75% of his fees and/or retainer. Funds contributed to the retirement income trust fund will be invested by the trustee and are taxable to the director in the year of the contribution. Each director is annually given a limited period of time following Magyar Bank’s contribution to the director’s retirement income trust fund to withdraw the contribution to such director’s retirement income trust fund, provided, however, that if a director exercises his withdrawal rights, Magyar Bank will thereafter cease making contributions to the retirement income trust fund and will instead commence bookkeeping entries representing phantom contributions towards the director’s accrued benefit account.

Upon retirement, the amounts accumulated in the director’s retirement income trust fund and/or phantom contributions to any accrued benefit account established for such director, if any, will be annuitized and paid in monthly installments for the payout period unless the director has elected a lump sum payment. In the event the director dies after attaining his benefit age but prior to commencement or completion of his monthly payments, the amounts accrued for the benefit of the director will be paid to his or her beneficiary in either monthly installments or a lump sum. In the event a director has elected to receive a lump sum benefit and dies while serving as a director, the balance of his benefit will be paid to his beneficiary in a lump sum. In the event the director’s service is terminated prior to benefit age due to disability, the director will also be entitled to a lump sum benefit.

Messrs. Lukacs, Stokes and Yelencsics exercised their withdrawal rights and the Company no longer contributes to this plan on their behalf. For the 2022 plan year, Magyar Bank contributed an aggregate of $131,903 to the pension plan portion of the agreements for Mr. Lankey and Mr. Hodulik.

PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Company’s independent registered public accounting firm for the fiscal year ended September 30, 2022 was RSM US LLP (“RSM”). The Audit Committee has approved the engagement of RSM to be the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023. That appointment is subject to ratification by the Company’s stockholders at the Annual Meeting. Stockholder ratification of the selection of RSM is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of RSM the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Representatives of RSM are expected to attend the virtual Annual Meeting, and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Fees Paid to Our Auditors

Set forth below is certain information concerning aggregate fees for professional services rendered by RSM during fiscal years 2022 and 2021:

Audit Fees. The aggregate fees billed to the Company by RSM for professional services rendered for the audit of the Company’s annual consolidated financial statements, review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and services that are normally provided by RSM in connection with statutory and regulatory filings and engagements was $145,200 during fiscal year 2022, and $139,075 during fiscal year 2021.

Audit-Related Fees. “Audit-Related Fees” for fiscal year 2022 was $34,125, and $105,250 for fiscal year 2021. The fees for 2022 include audit related fees for consent procedures on Form S-8. The fees for 2021 include audit related fees associated with the Company’s second step conversion offering which was completed in July 2021.

Tax Fees. There were no tax fees billed in fiscal years 2022 or 2021.

All Other Fees. There were no “Other Fees” billed for fiscal years 2022 or 2021.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is provided for up to one year and any pre-approval is detailed as to particular service or category of services and is subject to a specific budget. The

Audit Committee has delegated pre-approval authority to its Chair when necessary, with subsequent reporting to the Audit Committee. The independent registered public accounting firm and management are required to report to the Audit Committee quarterly regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval policy, and the fees for the services performed to date.

Required Vote and Recommendation of the Board

In order to ratify the appointment of RSM as independent registered public accounting firm for fiscal year 2023, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting, or by proxy, but without regard to broker non-votes on proxies marked “ABSTAIN.”

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS AND SHAREHOLDER NOMINATIONS FOR THE 2024 ANNUAL MEETING

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, under SEC Rule 14a-8, any stockholder proposal to take action at such meeting must be received at the Company’s Executive Office, 400 Somerset Street, P.O. Box 1365, New Brunswick, New Jersey 08903, no later than September 7, 2023. However, if the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 calendar days from the anniversary date of the 2023 annual meeting, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Under SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the annual meeting of stockholders to be held in 2024 must give the Company notice of its intent to solicit proxies by providing the name(s) of its nominee(s) and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. If the 2024 annual meeting is held on a date that is more than 30 calendar days from February 16, 2024, then notice must be given by the later of 60 calendar days before the date of the annual meeting or the 10th calendar day following the day on which the Company first makes public announcement of the date of the annual meeting. Any such notice and solicitation shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Advance Notice of Business to be Conducted at an Annual Meeting

In addition to the requirement set forth under SEC Rule 14a-19, the bylaws of Magyar Bancorp provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of Magyar Bancorp not less than 90 days prior to the one year anniversary date of Magyar Bancorp’s proxy materials for the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require Magyar Bancorp to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by SEC Rule 14a-8 in effect at the time such proposal is received. Based on the foregoing, in order for notice of new business or a director nominee to be timely for purposes of the stockholders meeting to be held following the September 30, 2023 fiscal year end, notice must be received by Magyar Bancorp by October 8, 2023.

OTHER MATTERS

An additional copy of the Company’s Annual Report on Form 10-K (without exhibits) for the year ended September 30, 2022, and the Proxy Statement, will be furnished without charge upon written or telephonic request to John Reissner, First Vice President and Investor Relations Officer, 400 Somerset Street, P.O. Box 1365, New Brunswick, New Jersey, 08903 or by calling (732) 342-7600.

New Brunswick, New Jersey	John Reissner
January 5, 2023	Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

MAGYAR BANCORP, INC.

To Be Held On:

February 16, 2023, 2:00 p.m. Eastern Standard Time

at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 2/2/2023.

Please visit http://www.astproxyportal.com/ast/24418/, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**

E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Directors:

NOMINEES:

Susan Eisenhauer	three year term
Maureen Ruane	three year term
Edward C. Stokes, III	three year term

Please note that you cannot use this notice to vote by mail.

2. The ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

ANNUAL MEETING OF STOCKHOLDERS OF MAGYAR BANCORP, INC. February 16, 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/24418 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20330000000000001000 8 021623 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: O Susan Eisenhauer three year term O Maureen Ruane three year term O Edward C. Stokes, III three year term 2. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023. Such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of the Annual Meeting, and access to a Proxy Statement dated January 5, 2023, and audited financial statements. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. - . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . - 0 REVOCABLE PROXY MAGYAR BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS FEBRUARY 16, 2023 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints the official proxy committee consisting of the Board of Directors (other than the nominees for directors set forth below) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, on February 16, 2023 at 2:00 p.m. Eastern Standard Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. 1.1 (Continued and to be signed on the reverse side) 14475

ANNUAL MEETING OF STOCKHOLDERS OF MAGYAR BANCORP, INC. February 16, 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders, Proxy Statement and ESOP Vote Authorization Form are available at http://www.astproxyportal.com/ast/24418 Please sign, date and mail your ESOP vote authorization form in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20330000000000000000 9 021623 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: O Susan Eisenhauer three year term O Maureen Ruane three year term O Edward C. Stokes, III three year term 2. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023. Such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of the Annual Meeting, a Proxy Statement dated January 5, 2023, and audited financial statements. Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this vote authorization form.

ANNUAL MEETING OF STOCKHOLDERS OF MAGYAR BANCORP, INC. February 16, 2023 ESOP VOTE AUTHORIZATION FORM INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your vote authorization form available when you call. Vote online/phone until 11:59 PM EST on February 11, 2023. MAIL - Sign, date and mail your vote authorization form in the envelope provided as soon as possible. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders, Proxy Statement and ESOP Vote Authorization Form are available at http://www.astproxyportal.com/ast/24418 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20330000000000000000 9 021623 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: O Susan Eisenhauer three year term O Maureen Ruane three year term O Edward C. Stokes, III three year term 2. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023. Such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of the Annual Meeting, a Proxy Statement dated January 5, 2023, and audited financial statements. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this vote authorization form. The Annual Meeting of Stockholders of Magyar Bancorp, Inc. will be held on February 16, 2023 at 2:00 p.m. EST, at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. - . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . - 0 ESOP VOTE AUTHORIZATION FORM - MAGYAR BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS FEBRUARY 16, 2023 2:00 P.M. EST THIS VOTE AUTHORIZATION FORM IS DISTRIBUTED ON BEHALF OF THE ESOP TRUSTEE The undersigned hereby directs Ti-Trust as Trustee of the Magyar Bank Employee Stock Ownership Plan to vote all the shares of common stock of Magyar Bancorp, Inc. allocated to the account of the undersigned in the Magyar Bank Employee Stock Ownership Plan at the Annual Meeting of Stockholders to be held at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, on February 16, 2023 at 2:00 p.m. Eastern Standard Time. As to the proposals listed, which are more particularly described in the Proxy Statement dated January 5, 2023, the Trustee will vote the common stock of Magyar Bancorp, Inc. be allocated to each participant’s ESOP account to reflect the voting instructions on this voting instruction form, in the manner described in the accompanying letter from the ESOP Plan Administrator. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee. This ESOP voting instruction form when properly executed, will be voted in the manner directed herein by the Trustee, subject to the Trustee’s obligations under ERISA. If no direction is made, the shares allocated to your account will be voted in the same proportion as the shares for which properly executed voting instruction forms have been received. If you vote to “Abstain” on a matter, the shares allocated to your account will be voted by the Trustee as if you had failed to direct the voting of your shares. The undersigned acknowledges receipt from the Company prior to the execution of this voting instruction form of Notice of the Annual Meeting and a Proxy Statement dated January 5, 2023. A telephone or internet vote authorizes the Trustee to vote the shares allocated to your account in the same manner as if you marked, signed, dated and returned this voting instruction form. Please note telephone and internet voting instructions must be provided prior to 12:00 a.m., February 11, 2023. It is not necessary to return this voting instruction form if you vote by telephone or internet. Mailed voting instruction forms must be received by 5:00 p.m. on February 15, 2023. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN AND MAIL THIS VOTE AUTHORIZATION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENEVELOPE. 1.1 (Continued and to be signed on the reverse side) 14475

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of MAGYAR BANCORP, INC. 401(k) PLAN To Be Held On: February 16, 2023, 2:00 p.m. Eastern Standard Time at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 2/2/2023. Please visit http://www.astproxyportal.com/ast/24418/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. Vote online/phone until 11:59 PM EST on February 11, 2023. MAIL: You may request a card by following the instructions above. 1. Election of Directors: NOMINEES: 2. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023. Susan Eisenhauer three year term Maureen Ruane three year term Edward C. Stokes, III three year term THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. Please note that you cannot use this notice to vote by mail.

ANNUAL MEETING OF STOCKHOLDERS OF MAGYAR BANCORP, INC. February 16, 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders, Proxy Statement and 401(k) Vote Authorization Form are available at http://www.astproxyportal.com/ast/24418 Please sign, date and mail your 401(k) Vote Authorization Form in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20330000000000000000 9 021623 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: O Susan Eisenhauer three year term O Maureen Ruane three year term O Edward C. Stokes, III three year term 2. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023. Such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of the Annual Meeting, a Proxy Statement dated January 5, 2023, and audited financial statements. Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this vote authorization form. The Annual Meeting of Stockholders of Magyar Bancorp, Inc. will be held on February 16, 2023 at 2:00 p.m. EST, at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. - . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . - 0 401(K) VOTE AUTHORIZATION FORM - MAGYAR BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS FEBRUARY 16, 2023 2:00 P.M. EST THIS VOTE AUTHORIZATION FORM IS DISTRIBUTED ON BEHALF OF THE 401(k) PLAN TRUSTEE The undersigned participant, former participant or beneficiary of a deceased former participant in the Magyar Bank 401(k) Profit Sharing Plan (“401(k) Plan”), hereby provides the voting instructions specified to the Trustee of the 401(k) Plan (the “Trustee”), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Magyar Bancorp, Inc. that are held by the Trustee, in its capacity as Trustee of the 401(k) Plan, as of December 21, 2022 at the Annual Meeting of Stockholders of Magyar Bancorp, Inc. to be held on February 16, 2023 and at any adjournment or postponement thereof. As to the proposals listed, which are more particularly described in the Proxy Statement dated January 5, 2023, the Trustee will vote the common stock of Magyar Bancorp, Inc. held by the 401(k) Plan Trust to reflect your voting instructions, in the manner described in the accompanying letter from the 401(k) Plan Administrator. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee. The undersigned hereby instructs the Trustee to vote in accordance with the voting instructions indicated herein and hereby acknowledges receipt, prior to the execution of this voting instruction form, of a Voting Instructions Letter, a Notice of the Annual Meeting of Stockholders of Magyar Bancorp, Inc., and a Proxy Statement dated January 5, 2023, for the Annual Meeting to be held February 16, 2023. A telephone or internet vote authorizes the Trustee to vote the shares held in your account in the same manner as if you marked, signed, dated and returned this voting instruction form. Please note telephone and internet voting instructions must be provided prior to 12:00 a.m., February 11, 2023. It is not necessary to return this voting instruction form if you vote by telephone or internet. Mailed voting instruction forms must be received by 5:00 p.m. on February 15, 2023. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. 1.1 (Continued and to be signed on the reverse side) 14475